Exhibit 99.1
                                                                  ------------

                              Nematron Corporation

      Certification of Chief Executive Officer and Chief Accounting Officer
           Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB of Nematron Corporation (the "Company") for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Matthew S. Galvez, as Chief Executive Officer of the Company, and Tina M. Raiford, as Controller of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Nematron Corporation and will be retained by Nematron Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Matthew S. Galvez
---------------------
Name:    Matthew S. Galvez
Title:   Chief Executive Officer
Date:    November 13, 2003


/s/ Tina M. Raiford
-------------------
Name:    Tina M. Raiford
Title:   Controller
Date:    November 13, 2003


This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.